Exhibit 99.2

Operator
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Welcome to the Trex Company fourth-quarter conference call. At this time, all participants are in a listen-only mode. Following management's prepared remarks, we will hold a Q&A session. To ask a question, please press star followed by 1 on your touch-tone phone. If anyone has difficulty hearing the conference, please press star 0 for operator assistance. As a reminder, this conference is being recorded today, Tuesday, February 24, 2004.

I would now like to turn the call over to Ms. Harriet Fried.


Harriet Fried, Lippert/Heilshorn & Associates
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Thank you, operator, and thank you everyone for joining us today. With us are
Bob Matheny, Chairman and CEO of Trex and Paul Fletcher, CFO. The company issued a press release yesterday containing financial results for the fourth quarter. This release is available on the company's website as well as various financial websites, however if you need a copy of the release you can call us at Lippert/Heilshorn at 212-838-3777. A replay of the call will be available through March 2. The call is also being webcast on the investor relations page of the company's website, where it will be available for 30 days.

Before we begin, let me remind you that statements on this call regarding expected sales performance and operating results, projections of revenues and earnings, and anticipated financial conditions, constitute forward- looking statements and are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include the extent of market acceptance of the company's products, sensitivity to general economic conditions and the highly competitive markets in which the company operates. The company's report on Form 10K, filed with the SEC in March 2003 discusses some of the important risk factors that could cause actual results to differ from those expressed or implied on this call. The company disclaims any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

With that introduction, I will turn the call over to Mr. Matheny. Please go ahead, Bob.


Bob Matheny, Chairman and CEO, Trex Company
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Good morning. We concluded 2003 in line with previous guidance for revenue and earnings of $191 million and $1.43 per share, respectively. These numbers were at the upper range of those forecasted at our last conference call. During the fourth quarter we successfully introduced our new Origins and Accents decking products to the market, as well as our new rail system to our distributors. Initial reaction to these products has been very positive, which reinforces the response from consumers during testing.

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The introduction, along with other factors, causes us to be very bullish for
2004. Our forecast of revenue for the year is up more than 25% over 2003 and income is expected to grow at a similar rate. Our efforts for the year will see us continue to work on new product offerings, improve our current products, gain efficiencies to increase our margins, continue to build our brand, and find ways to make it even easier for the consumer to buy Trex products.

Now I would like to turn the call over to Paul Fletcher, our Chief Financial Officer, who will describe our 2003 fourth quarter and full year financial performance.


Paul Fletcher, SVP and CFO, Trex Company
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Good morning. As you are aware, our press release was issued last night and the numbers I will reference are contained on the last few pages of the release headed: Condensed Consolidated Statement of Operations, Condensed Consolidated Balance Sheet and Condensed Consolidated Statement of Cash Flows.

Net Sales in the fourth quarter ended December 31, 2003 were $21.9 million compared to 2002's fourth quarter sales of $19.6 million, an 11.6% increase. We successfully launched the new Accent wood grain deck line during the fourth quarter as 25% of total volume shipped in the quarter was attributed to the new Accent product.

Despite poor weather conditions throughout the year, net sales for fiscal 2003 reached $191 million, a 14.3% increase over 2002's net sales of $167.1 million.

The net loss for the fourth quarter 2003 declined to $763,000 ($.05/share) from a net loss of $1.4 million ($0.10/share) in the fourth quarter of 2002. Net income for the year 2003 increased 25.1% to $21 million from $16.8 million in 2002.

Gross profit of $7.7 million in the fourth quarter represents 35% of sales, which compares unfavorably to the 40.4% gross margin in the fourth quarter of 2002. Several factors contributed to the year over year decline in gross margin. First, the price for purchased poly in the fourth quarter 2003 was 15% higher than the fourth quarter 2002; however, our poly costs per pound have declined the last two quarters of 2003. Second, we incurred incremental expenses related to the new origin and accent products and their introduction into the market. And finally, in order to manage inventory levels, line utilization was approximately 75%, resulting in the under absorption of fixed manufacturing costs during the quarter.

In the fourth quarter of 2003, SG&A expenses totaled $7.9 million and represented 36% of net sales. This is a reduction to the $9.6 million and 49% of net sales in the fourth quarter of 2002. S, G & A expenses were managed effectively across all areas of the Company during the quarter.

SG&A for the year amounted to $46.8 million and represented 24.5% of net sales compared to $42.2 million and 25.2% of sales in 2002. In 2003, branding expenses increased 44% to $15.0 million from $10.4 million in 2002. An extensive national TV and cable advertising campaign in the spring accounted for the increase in annual expenses.

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As of December 31, 2003, total debt amounted to $56.6 million, a reduction of $1.4 million from $58.0 at the end of 2002. Cash flow from operations in 2003 amounted to $5.6 million, a sharp decline from the $53.0 million in cash generated in 2002. The difference in operating cash flow was the result of a reduction in inventory in 2002 and an increase in finished goods inventory levels in 2003. The new Accent and Origin product line created the need to carry higher inventory at year-end. In addition, receivables increased due to a fourth quarter Accent product promotion.

Capital expenditures for 2003 amounted to $17.1 million as compared to $6.2 million in 2002. We now have 19 lines installed and have 3 more lines at various stages of completion. Once these lines are installed the revenue generating capacity for Trex will exceed $300 million. In addition, as we have previously announced, the acquisition of land and the build-out of a third manufacturing site may begin in 2004. Depending on the timing of the construction process, capital expenditures in 2004 should range from $25 million to $35 million. Bob?

Bob Matheny
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Thank you, Paul. 2003 proved to be a challenging year for our company. We saw the weather play a more significant role in our seasonal business than is the norm. The distribution channel was found to carry less inventory than expected. Our raw material costs increased through the summer and then began to decline through the latter stages of the year and in spite of these challenges our business continues to demonstrate robust growth. As Paul mentioned, revenue was up 14% while income grew more significantly being up 25%.

During the quarter our margins were affected by several factors. Raw material costs continued to decline as expected and we expect to see this trend continue in 2004. However, the first quarter compared to a year ago will not be as favorable, since raw material costs did not begin to rise until Q2 of 2003. In Q2 and Q3 a more favorable year over year comparison will be seen in raw material costs, and margin improvement throughout the year should be evident. Also, during the quarter we ran our manufacturing equipment at 75% utilization, balancing the need to carry additional inventory resulting from additional products in our lineup, along with managing working capital. Both Origins and Accents were brought to the market late in the year and represent a significant step forward in value to the consumer. Overall resistance to the elements and enhancements in color provide the consumer with a better product. Pricing for these items during the fourth quarter did not reflect cost increases and consequently also negatively affected margins.

In late 2003 we announced our Early Buy Program and I can report that it has been very successful. Customer feedback was sought in the process of establishing our program and has resulted in its success. We have chosen to be aggressive with our pricing in hopes to offer a superior value to the consumer. This pricing will generate margins similar to last year's. Our primary goal was to get both Trex Origins and Accents into distribution and ensure that the contractor and consumer have access to the product of their choice. We have also provided incentive in the form of a discount or terms to encourage inventorying product during the winter months. This we have done historically.

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These factors will cause our margins to be just over 40% early in the year. As raw material pricing continues to decrease and efficiencies are gained in the manufacturing of our new products, we expect the margin for the year to average more than 43%.

Given the strong Early Buy sell in and the enthusiastic acceptance of Origins and Accents, we expect a strong growth year for our company. Our expectation for revenues for the year is between $240 and $245 million. This is primarily volume driven since we have not increased pricing year over year significantly. Accents carries a higher cost and price. SG&A expenses for the year will be approximately 24% of sales. Consequently our current forecast for earnings per share falls within the range of $1.75 to $1.80.

Our early buy program this year follows the programs of the 90's in that it is spread over 4 months rather than 3. This is a request our customers have made for several years and actually how we view our business from a sales perspective. The first four months are viewed as time to sell our product in to distribution with the ensuing months dedicated to sell out/pull through efforts and restocking the distribution channel.

As a result of this change, the split of quarterly sales and income will vary for the first half from prior years. First half sales will range from $148 - $153 million while Q1 revenues will be $73-$75 million or roughly one half. This is in contrast to last year where first half sales were $128 million with the first quarter being $69 million or approximately 54%. Our income stream is forecasted to grow in the mid 20% range for the year and will follow a pattern similar to revenue. Recognize that during the first quarter unit realization is the lowest as a result of Early Buy discounts, thus affecting income early in the year. For the first half we are forecasting income to be $1.22 to $1.25 per share versus a year ago of $1.13. Q1 expectations for earnings per share are $0.55 to $0.57.

Last year our brand building efforts moved forward with an increase of more than 40% to $15 million. 2004 will be another year where we take a significant step. Our spending will be increased by 20% and besides our traditional means of communicating we will employ some more locally focused types of communications. We will focus additional attention on the contractor and builder with the message that Trex is the only alternative to wood that has a full slate of profiles, textures and colors. This allows the professional to offer a deck system to the consumer that will cover a variety of needs and desires. From the curved deck board to every part and piece of the rail system with post caps and skirts to a variety of profiles to hide a band joist and our new 1x12 to cover a stair stringer. A full array of products for the consumer to "create their space."

Distribution continues to be a strength for our company. As we said earlier, it was important to our customers -- the distributor -- as well as their customer -- the dealer -- to go back to our traditional four-month early buy program versus the three-month program we have used in the past several years. The two-step process has worked well for us and we continue to see it as the main channel for our business. As we have grown, the demands on our partners have grown. With the extensive lineup that we offer and the need to see that the consumer can get what they desire, it has become more important than ever that the distribution channel become more efficient. With additional products for sale this year we felt it necessary to carry more inventory than we have in past years to insure that we can service the market properly.

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Our goal for this year is to provide our customer with less than two-week lead-time on all products and less one week on core items. As a seasonal business it is imperative we get our goods downstream in an ever increasingly efficient manner. Over the last several years we have become a large enough item with many dealers that truckloads direct make sense. This method of delivery may become available throughout the year, not just during our early buy period. In conjunction with and the support of our current distributors, we will explore other channels to the consumer. We currently can supply our TrexPros with limited accessories direct if they are not available locally. In many parts of the country, markets are supplied through buying groups and cooperatives and this may prove to our advantage to pursue. Most importantly, as we go forward and grow we will need to find innovative ways to supply the market. Many of things we do this year will benefit our business next year and the years to come.

Now we would like to answer any questions you may wish to ask. Operator, if you could open up the conference call to questions.


Operator   [1]
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Thank you, ladies and gentlemen. At this time I would like to remind everyone, in order to ask a question, please press star, then the number 1 on your telephone keypad. You will hear a prompt to acknowledge your request. If your question has been answered, and you wish to withdraw your polling request, you may do so by pressing star, then the number 2. If you are using a speakerphone, please pick up your hand set before entering your request. One moment, please, for the first question.

Our first question is from Joel Havard of BB&T Capital Markets.

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 Joel Havard,  BB&T Capital Markets - Analyst   [2]
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 Thank you. Good morning, guys.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [3]
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 Good morning, Joel.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [4]
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 Hi, Joel.

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 Joel Havard,  BB&T Capital Markets - Analyst   [5]
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 Let's see, I have got a few things here. I don't want to spend too much time on
Q4, but briefly, Paul, do you have the raw material finished goods breakout on inventory?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [6]
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 Yes, we did.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [7]
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 Finished goods is 36 million, raw materials is roughly 9.

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 Joel Havard,  BB&T Capital Markets - Analyst   [8]
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 Okay. Well, that's about what I would have hoped for. I know you all talked about taking a more aggressive stance on raw materials to help keep that lid on poly costs.

 Let's shift gears there and talk about the, I guess, in Q4, but really more importantly, thinking forward, the difference, the impact, I guess, between absorption at the production level versus poly costs. Paul, any thoughts on how to put the emphasis as it affected gross margin in Q4?

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [9]
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 Well, Q4 was clearly impacted by the utilization rate, the 75% utilization rate, that was probably the key driver for the gross margin being at 35%. And that's one of the biggest differences going into Q1, that utilization rate will come up to more normal levels. The cost of poly really sequentially, you won't see much difference between the fourth quarter and going into the first quarter. As Bob said, we hope to have some improvement during the year. So, for next year, the fourth quarter beyond, you should see an improvement.

--------------------------------------------------------------------------------
 Joel Havard,  BB&T Capital Markets - Analyst   [10]
--------------------------------------------------------------------------------
 Does that mean that you guys are still in the 19 to 21 cents kind of range per pound?

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [11]
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 No. We have come down. We've peaked in the second quarter this year in that 20 to 21 cents range. We have come down 10% from that level.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [12]
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 Peaked last year.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [13]
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 Yes. 2003.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [14]
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 I think a couple of things are going to lower raw material costs this year.
One, our wash plants are going to run at a higher rate, and they provide lower cost material. We have changed our organization a little bit, which is going to affect how we go out and get poly and reduce it. We are doing some different things to bring film in, that is at a lower price, and we have been doing those for three or four-months now, and they have proven successful, so we are going to expand those. Quite frankly, we have some process improvements and changes that in all likelihood will reduce the need for us to go and buy higher-priced material, and those are being implemented right now.

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 Joel Havard,  BB&T Capital Markets - Analyst   [15]
--------------------------------------------------------------------------------
 Bob, that new source, is that related to the initiative you guys were talking about a few months ago?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [16]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Joel Havard,  BB&T Capital Markets - Analyst   [17]
--------------------------------------------------------------------------------
 Okay. So this is a whole new raw materials stream, not a product, but of sources?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [18]
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 Correct.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [19]
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 Gathering techniques and so on.

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

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 Joel Havard,  BB&T Capital Markets - Analyst   [20]
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 Okay. Now, with that, it sounds like you all have a pretty good handle on raw materials. Are we still talking about that 40% gross margin in the first half then being a function of a slower recovery and capacity utilization? I am not sure I understand why utilization is down at Q4. Obviously, there's a sales absorption function there. But shouldn't you all be - -

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [21]
--------------------------------------------------------------------------------
 Some of it - - let me help you.

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 Joel Havard,  BB&T Capital Markets - Analyst   [22]
--------------------------------------------------------------------------------
 Thanks.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [23]
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 Some of it was because we couldn't make newer, as much of the newer product, quite frankly, as we wanted to.

--------------------------------------------------------------------------------
 Joel Havard,  BB&T Capital Markets - Analyst   [24]
--------------------------------------------------------------------------------
 Uh-huh.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [25]
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 Coming into the first quarter, as Paul said, you are not going to see a lot of raw material costs changes from the fourth quarter in the first quarter. The other thing is discounts, or the discount we do typically in the first quarter is there for early buy programs, so unit realization will only go up after April.

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 Joel Havard,  BB&T Capital Markets - Analyst   [26]
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 Okay.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [27]
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 Significantly. And, quite frankly, we have chosen to price our product in the market to regain share and develop a higher rate of conversion of wood, and our new products cost more to make, and so our margin on a calculated basis is going to go down.

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

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 Joel Havard,  BB&T Capital Markets - Analyst   [28]
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 And that is Accents specifically, more expensive to make?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [29]
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 Primarily Accents but also Origins.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [30]
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 The Accents has the higher cost because of the embossing operation.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [31]
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 While we have done other things to our product, the cost is higher but it's primarily due to the Accent product.

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 Joel Havard,  BB&T Capital Markets - Analyst   [32]
--------------------------------------------------------------------------------
 Is there also a function of the increasing proportion of accessories on the mix. I know they are expensive to manufacture as well or lower?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [33]
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 Well, actually, we hope to grow those as a percent of what we do, and they actually have a higher margin. They are higher priced and they have higher margins. Not vastly higher but higher than the average that we have quoted of 43% for the year. So they actually helped.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [34]
--------------------------------------------------------------------------------
 Joel, Bob talked about the new designer hand rail system. We are excited about about that hand rail system, and we will watch that this year and we do think that that's going to be very successful.

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 Joel Havard,  BB&T Capital Markets - Analyst   [35]
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 Okay.

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

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [36]
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 One of the keys to the rail system, I know you didn't ask this question.

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 Joel Havard,  BB&T Capital Markets - Analyst   [37]
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 Go ahead.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [38]
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 One of the keys to it, professional installers, contractors, Trex pros, have overtime, always been concerned with how quickly that could be installed. We have put together a very innovative kind of rail system that will be installed, if the directions are followed and once people practice it once or twice, the installation, time required will be less than wood.

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 Joel Havard,  BB&T Capital Markets - Analyst   [39]
--------------------------------------------------------------------------------
 Uh-huh.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [40]
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 So, in my mind, there will be no reason to build a Trex deck with a wood rail system.

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 Joel Havard,  BB&T Capital Markets - Analyst   [41]
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 Hmm.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [42]
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 Go ahead, Joel, I'm sorry.

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 Joel Havard,  BB&T Capital Markets - Analyst   [43]
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 No, I was mulling on that for a minute. That is an interesting share opportunity, I guess.

 Let me come back to the inventories, I know you guys haven't talked about this in the past by dollars, but we have talked about Accents, maybe capturing 20% of your share, this year. Do you think that number might be going forward or is 20% still a good bogey?
--------------------------------------------------------------------------------

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [44]
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 Joel, I think 20% would be on the low side. I think we are looking, for the year, for the volume, Accent to represent 30% or more of the volume of Trex.

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 Joel Havard,  BB&T Capital Markets - Analyst   [45]
--------------------------------------------------------------------------------
 Okay. Now, that begs the next question, which is, does accents make up more than, less than a 30% of your buffer stock that you guys have on the ground right now, that $36 million?

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [46]
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 It's less than.  Keep in mind the Origin  product can be embossed to be an
Accent  product.  So it's not a problem for us to create - -

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 Joel Havard,  BB&T Capital Markets - Analyst   [47]
--------------------------------------------------------------------------------
 Right.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [48]
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 that material to meet the demand. That is not an issue.

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 Joel Havard,  BB&T Capital Markets - Analyst   [49]
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 Good, okay. And, similarly, accessories finished goods in the mix. You all suggested that this revamped system that Bob was just talking about is capable of being coupled with sales a whole lot more effectively than it's been done in the past. . Do you all feel that you have enough buffer stocks in finished goods for year end? I will stop there for a second.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [50]
--------------------------------------------------------------------------------
 We are fine. Quite frankly, the way we are going to do it, we have effectively doubled our capacity without spending any money.

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

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 Joel Havard,  BB&T Capital Markets - Analyst   [51]
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 I will try to let somebody else ask a question here in a second. The magic question here is, since the end of the year, can you, in rough terms, characterize your inventory position today?

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [52]
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 It's about where it was, we came out of the year, as I said, the utilization, we are producing more than - - the production rate is higher than it was out of the year. Obviously, the shipments are significantly higher as well. We expect, Joel, to end the year, finished goods, from a finished goods standpoint to be lower, somewhere from a volume standpoint, 10 to 15% lower. But on the other hand, you had mentioned, raw materials is something we don't want to get caught short on. So from a dollar standpoint, you can expect inventories at the end of next year to be similar, but the mix of inventory to be more split 50/50 in terms of dollars invested.

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 Joel Havard,  BB&T Capital Markets - Analyst   [53]
--------------------------------------------------------------------------------
 Okay. And as you are capturing this normal seasonal pickup in demand, you know, kind of getting into Q2, Q3, it implies a top line in Q3 of 30 or more percent. Bob, you mentioned a new product initiative, talk about some of these other profiles and such. I guess what I am getting at, does that 30% or more include fence or are we still staying within the core deck business, those numbers?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [54]
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 Anything else we do this year would be incremental, so, and towards the end of the year, I think as indicated. So our primary core deck business is what will drive the growth this year.

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 Joel Havard,  BB&T Capital Markets - Analyst   [55]
--------------------------------------------------------------------------------
 Okay. And, again, you are talking 16 to 20% top line in the first half to get to that 25, 28% for the full year. I want to make sure I understand this right. Does that imply - -

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [56]
--------------------------------------------------------------------------------
 You got it right, Joel.

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 Joel Havard,  BB&T Capital Markets - Analyst   [57]
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 Right, and again that's core business, not an entirely new product category?

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

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [58]
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 That's correct.

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 Joel Havard,  BB&T Capital Markets - Analyst   [59]
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 Okay. Could you talk about just a minute what you are you are talked about the curved pieces, the 1x12s, that kind of thing. How much more could it add per ticket or per average deck?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [60]
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 I think the curved board is something we have advocated and people are doing.
Quite frankly, that's what the customer wants. I mean, there's research that says they are looking for curves, and so I think you are going to see more and more people are Trex pros, we teach people how to do it. You can find the information on our website. The 1x6 people have been asking for a long time. It is not something that will sell in huge volume, but what it does is it gives the deck pro, the professional installer, the opportunity to provide only a visual of Trex for their customer rather than having low-end wood, which is kind of what is wrapping around the deck and going down the stairs, to be visible.

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 Joel Havard,  BB&T Capital Markets - Analyst   [61]
--------------------------------------------------------------------------------
 Uh-huh.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [62]
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 So, I think, these will drive more and more wood to be converted, these kinds of things, and the total package is something that we offer and really nobody else does.

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 Joel Havard,  BB&T Capital Markets - Analyst   [63]
--------------------------------------------------------------------------------
 Okay. Bob, are these products already built or shipping or is that kind of the boost you are looking for in the second half?

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [64]
--------------------------------------------------------------------------------
 No, no. They are going into distribution right now.

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 Joel Havard,  BB&T Capital Markets - Analyst   [65]
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 Okay. All right. Well, so that I understand, we are all comfortable with it, that 30ish% Q3 then is still a catch-up from the first half or is it new sales driven?

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

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [66]
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 Well, I think it's just building overtime, and when you look at the third quarter of last year it was very weak, given how much got sold in the first half.

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 Joel Havard,  BB&T Capital Markets - Analyst   [67]
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 Weather.

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 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [68]
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 Yes, and the weather, and the winter, and then it rained on the East Coast and some of the Midwest it rained all summer for God's sakes.

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 Joel Havard,  BB&T Capital Markets - Analyst   [69]
--------------------------------------------------------------------------------
 Guys, a apologize for dominating this. I will get in line and let somebody else ask questions.

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 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [70]
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 Thanks, Joel.

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Operator   [71]
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 Our next question is from Mike Marianacci of Ragnarault Capital.

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 Mike Marianacci,  Ragnarok Capital - Analyst   [72]
--------------------------------------------------------------------------------
 Yes, hi, Paul. Just to start, regarding the SG&A in Q4, were there any more reversals of incentive compensation accruals like there were in the third quarter?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [73]
--------------------------------------------------------------------------------
 No, sir.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [74]
--------------------------------------------------------------------------------
 Okay, thanks. Bob, you mentioned how well Accents is being accepted, yet you guys have lowered prices three times since the initial introduction of the product. I am trying to figure out when exactly the price reductions led to the successful launch and what happened there initially?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [75]
--------------------------------------------------------------------------------
 I am not sure we lowered them twice, three times, but.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [76]
--------------------------------------------------------------------------------
 Alright, well, your distributors and dealers seem to think so.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [77]
--------------------------------------------------------------------------------
 Okay. I think there was some confusion about where we were and how we communicated the message. But, you are right. I think early on we felt that a higher price would be accepted and something that we ought to do, and I think given the goal to take back shelf space and convert would more rapidly drove us to the conclusion that we ought to quit fooling around and just price competitively. So there isn't any discussion about the guy down the street or anything else. And I think that has happened in the last month. I think a lot of orders were changed out that were in place, from one product to the other, and I think additional orders. But our goal is not necessarily to get additional orders but at the dealer level to get orders changed from Origins to Accents, so there was a better balance there. Because no matter what kind of testing we do or what kind of visual display we have to a customer or professional or whomever, they are very, very accepting of our product, the Accent product, any Origins product, quite frankly, versus any of the other things that are out in the market, including wood, and most importantly wood.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [78]
--------------------------------------------------------------------------------
 Okay. Paul, just regarding the inventory, where do you think that's going to come out at the end of Q1and why wouldn't that lead to, well, go ahead and answer that one.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [79]
--------------------------------------------------------------------------------
 Well, the end of, end of Q1, I think it's going to be down slightly from the end of this year.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [80]
--------------------------------------------------------------------------------
 Okay.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [81]
--------------------------------------------------------------------------------
 I think, let me say a couple of things about the inventory. Number 1, if we are going to grow and we are going to have continued numbers of SKUs, the demands on our customers are increasing, and they can't carry the entire burden. It's our responsibility to carry that burden, and one of the things we have done, is committed that we will have everything available in two-weeks and core items within a week, and that's different from our historical posture, and so we are going to have to carry more inventory, and we also have a seasonal business.

 So, I think the part of the trick this year is to sort out what it is exactly that a customer wants. I mean, we have some idea through the research we have done. But let that be settled, and then we are going forward, you are going to see us carry more inventory than we have in the past.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [82]
--------------------------------------------------------------------------------
 And you won't see the biggest drop historically we had from the year end to the first quarter, because the early buy is 90 days, as Bob said early this year is buy is over four-months, so really you just won't see that occur at the end of March. But what you will see is a gradual decline, of finished goods inventory through the year, and an increase in raw materials as we get to the end of the year. So I would expect total inventory investment to be similar by the end of the year. But you won't see huge swings like you have in the past, as sales are more balanced out, as we communicated.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [83]
--------------------------------------------------------------------------------
 This is a huge advantage for us in the marketplace. We are going to take advantage of it. We have the cash to carry the inventory, we make all the pieces and part, and we are going to have them available for people.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [84]
--------------------------------------------------------------------------------
 Okay. Wouldn't part of the solution have been to have introduced Accents as a two-sided board like the competition?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [85]
--------------------------------------------------------------------------------
 You are just adding costs to something that not everybody wants.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [86]
--------------------------------------------------------------------------------
 That was your decision?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [87]
--------------------------------------------------------------------------------
 Sure.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [88]
--------------------------------------------------------------------------------
 So, Paul, if you are coming out of the first quarter in '04 with three to three and a half times as much inventory as you did coming out of '03, why wouldn't the plant utilization in Q2 going forward be affected?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [89]
--------------------------------------------------------------------------------
 Well, coming out of the second, it is affected. You know, we have got changes we have in the plant, that you are going to - - I am not prepared to talk about, but the utilization should run 85% or higher. What you want to make sure you do have at the end of this year, 2004, clearly is enough supply, as we looked at 2005, which you want to have that stock on the ground ready to go, as Bob said, to have this availability. So, I think it's going to be ranging from 85 to 90% throughout the year.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [90]
--------------------------------------------------------------------------------
 Okay. And when did the three additional lines supposed to be coming on and how much interest was capitalized in the first quarter?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [91]
--------------------------------------------------------------------------------
 Well, those three lines, there is no specific date. They are in different ranges of completion. One of them, there is really, there is one that could be put in place very quickly, and then there is minimal investment to get the other two in place, and we will gauge that based on the inventory, the sales levels and inventory levels.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [92]
--------------------------------------------------------------------------------
 Okay. All right, thanks a lot.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [93]
--------------------------------------------------------------------------------
 You are welcome.

--------------------------------------------------------------------------------
Operator   [94]
--------------------------------------------------------------------------------
 Our next question is from Keith Hughes of Robinson Humphrey.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [95]
--------------------------------------------------------------------------------
 My question, after this initial sort of buy in the first couple months, will the Accent products, do you expect the margins to go back to historical Trex margins, is this a one--time hit or is this a permanent push down?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [96]
--------------------------------------------------------------------------------
 Well, through the years the margins go up after April. I mean, they have to if we are going to start out in the low 40s and average 43 for the year.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [97]
--------------------------------------------------------------------------------
 Then that low 40, is that going to be the first quarter?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [98]
--------------------------------------------------------------------------------
 First quarter.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [99]
--------------------------------------------------------------------------------
 But, Keith, the margin will improve on Origins and Accents throughout the year.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [100]
--------------------------------------------------------------------------------
 Okay. Now you had talked, I think, about a price increase on the historical Trex business early this year. Is that coming? The non-Accent Origin business?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [101]
--------------------------------------------------------------------------------
 Right. Go ahead, Paul.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [102]
--------------------------------------------------------------------------------
 I mean, that decision has hasn't been finalized. The revenue per unit will improve in 2004 with marginal price increases, changes in mix, as well as the Accent product being sold at a 10 to 12% premium to the Origin. I don't think, the answer to your question, Keith, you won't see a - - traditionally, we have raised prices 3.5 to 5%.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [103]
--------------------------------------------------------------------------------
 That's what I am talking about.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [104]
--------------------------------------------------------------------------------
 You won't see that level of price increases across the Origin to product line.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [105]
--------------------------------------------------------------------------------
 Okay. And why not, with costs being up, seems like you have got a good excuse?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [106]
--------------------------------------------------------------------------------
 I think it gets back to we want to drive the conversion of wood at a higher rate, and we are going to take shelf space back.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [107]
--------------------------------------------------------------------------------
 And, just finally, as you went through your comments, you are looking for the first quarter to be 55 to 57 cents, did I hear that right?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [108]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [109]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [110]
--------------------------------------------------------------------------------
 Okay. Thank you.

--------------------------------------------------------------------------------
Operator   [111]
--------------------------------------------------------------------------------
 Our next question is from David Weaver of Legg Mason.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [112]
--------------------------------------------------------------------------------
 Good morning. Can you give us an idea of what you are seeing on the wood side as far as competition. Is there a supply issue that you are starting to see as they switch over to the different treatment processes?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [113]
--------------------------------------------------------------------------------
 David, I mean, no, we haven't seen anything reported. I mean, a lot of people in inventory CCA and are still getting sold. And I know a lot of people have converted to other chemical treatments, and we haven't seen any shortage.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [114]
--------------------------------------------------------------------------------
 Okay. Can I just revisit the pricing issue. You said Accents is a 10 to 12% premium over the base Origins, is that correct?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [115]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [116]
--------------------------------------------------------------------------------
 Okay. And do the colors still carry a premium?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [117]
--------------------------------------------------------------------------------
 On the Accent line, it is all priced the same.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [118]
--------------------------------------------------------------------------------
 Okay.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [119]
--------------------------------------------------------------------------------
 Between the grey saddle and madeira. So the natural, we don't have an accent board for that.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [120]
--------------------------------------------------------------------------------
 Okay. So of the revenue forecast you said mix will push prices up some. Can you give us an idea of the mix volume versus price mix next year, is it 3 or 4% price or should we be seeing a bigger number for that?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [121]
--------------------------------------------------------------------------------
 No, I think. Well, the mix I am talking about is both Accent mix as well as some color shifting from, to the colors, both in Accents and in Origin. The total you are going to have of revenue per unit increase of somewhere in the 10 to 12% range.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [122]
--------------------------------------------------------------------------------
 10 to 12% on price, okay.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [123]
--------------------------------------------------------------------------------
 Right.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [124]
--------------------------------------------------------------------------------
 Okay. And do you have a forecast for cash flow from operations for '04?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [125]
--------------------------------------------------------------------------------
 Cash flow from operations for 2004 will be approximately 45 to $50 million.

--------------------------------------------------------------------------------
 David Weaver,  Legg Mason - Analyst   [126]
--------------------------------------------------------------------------------
 Okay. That's it, thanks.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [127]
--------------------------------------------------------------------------------
 You are welcome.

--------------------------------------------------------------------------------
Operator   [128]
--------------------------------------------------------------------------------
 Our next question is from Richard Leader of Burnham Securities.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [129]
--------------------------------------------------------------------------------
 Good morning.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [130]
--------------------------------------------------------------------------------
 Good morning.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [131]
--------------------------------------------------------------------------------
 On the general comment about your expansion to capacity of about 300 million in revenue. Does that include the 19 lines that now exist in the east and west facilities and three more lines that are coming on?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [132]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [133]
--------------------------------------------------------------------------------
 Is that right?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [134]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [135]
--------------------------------------------------------------------------------
 Yes, correct.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [136]
--------------------------------------------------------------------------------
 What is the timing on those three new additional lines?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [137]
--------------------------------------------------------------------------------
 I think a lot of it has to do with, well, two things, how much we sell in the year and what our progress is at the third plant site.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [138]
--------------------------------------------------------------------------------
 Uh-huh.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [139]
--------------------------------------------------------------------------------
 So, I, I mean, we will make those calls as we go forward.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [140]
--------------------------------------------------------------------------------
 So, there's no definite timing on the three additional lines, which are all three in Winchester?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [141]
--------------------------------------------------------------------------------
 There's two in Winchester, there's one in Nevada.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [142]
--------------------------------------------------------------------------------
 Okay.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [143]
--------------------------------------------------------------------------------
 The one in Nevada is less likely to get installed, because that is totally dependent on West Coast volume, whereas the two in Winchester, we can actually load rails if we had to, as we did years and years ago, and ship them across the country. And once we start the other plant, we will have more flexibility.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [144]
--------------------------------------------------------------------------------
 Can you talk us through the new Mississippi facility a little bit? I would like a little bit of background and just general comment from you as to your choice of that location for various reasons.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [145]
--------------------------------------------------------------------------------
 Sure.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [146]
--------------------------------------------------------------------------------
 Other than geographic. What is the sort of timing you see. If that operation is up and running at the projected level in certain time, what would your total sales level from that facility be, that type of thing?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [147]
--------------------------------------------------------------------------------
 Okay. Let's start with why we are there. When you cite a plant that, in our business any way, for us, one of the important criteria are the raw materials there, not so much the plastic because you can pretty well load that at a truck.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [148]
--------------------------------------------------------------------------------
 Uh-huh.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [149]
--------------------------------------------------------------------------------
 Whereas a truck full of wood has got a lot of air in it. So, it's important that source of raw material in terms of raw wood is close by. Otherwise, we are paying a lot of freight into the cost of raw materials. When we went back to search for a site, we looked in eastern Tennessee and western North Carolina, and we came away feeling not as comfortable with that area, because while there was a lot of wood available, people have uses for that wood, the other thing is, there is a lot of that, manufacturing that historically has been in that part of the country generating the wood, going overseas, and so we didn't want to find ourselves five or ten years from now with a facility we had a hard time supplying with waste wood.

 Now, having said that, we originally built our business on the premise that we would take old pallets and grind them and use them, I don't know, billions and billions of board feet, there used to be 5 or 6 million board feet of ground pallets or pallets going to the land fill every year. But in any event, we searched for large concentrations of waste wood that would come from other sources such as flooring or furniture mills, cabinet mills, and there is around, between Memphis and St. Louis, basically, a fair amount of wood available. And so we wanted, there are other things in the site selection, but that is one of the drivers. There is a good interstate system. You can go a lot of directions. The location in Olive Branch, Mississippi is very, very close, actually to Memphis. It is in the metro area of Memphis, for those of you who aren't familiar with it.

 So it has good distribution, there's a lot of source of wood, there is a good labor force, it is industrialized, and so we chose that area. And we actually looked between Memphis and St. Louis, and this is not between the two cities, but southeast of Memphis but very close. We bought 100 acre, we have, or we are in the process of acquiring 100 acres. In Winchester, for example, we have cobbled together 73 acres, overtime. Out west, we have 37 acres. So this facility has the potential to be significantly larger. It has enough acreage to have a wash plant or any other kind of auxiliary facilities we might want or need to compliment in our existing product line, so I think we are in pretty good shape for the future.

 In terms of timing, I think a loot a lot of that has to do with how fast our business grows. But we want to be in a position to be able to complete the land purchase in the next 60 days, and to start a facility, middle end of this year.

 One of the things we are trying to do a little bit differently this time is to try to construct a more customized facility. In the past we have we have built a fairly generic building, and then it has a lot of wasted space in it, and after a year or two, we wind up kind of adding appendages to it, and we want to kind of not do that this time and build something that's a little more custom. So, it's going to take us a little more time in the design phase and then construct it.

 The other thing we want to do is bring it up over time because in Fernley, Nevada, we were forced to, or we chose to, really build a building with equipment and people and go on there, early on, had some quality problems with our product, so we made some product we weren't really proud of and took back a lot of it. And we also had some people hurt that, fortunately, not real seriously, but that shouldn't have happened, and that was a lack of training and that takes time. So we will bring this facility up more slowly than we did our facility out in Nevada. Hopefully that paints a little bit of a picture.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [150]
--------------------------------------------------------------------------------
 Yes, it does. Just one last thing related to that. Do you envision any need for additional equity to in order to do that expansion or anything else the company might be doing in the next year or two?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [151]
--------------------------------------------------------------------------------
 No, no, we do not. You talked about the operating cash flow. The possibility of financing, both debtor equity, the plant will be more opportunistic, not because the company is not generating enough cash to pay for it.

--------------------------------------------------------------------------------
 Richard Leader,  Burnham Securities - Analyst   [152]
--------------------------------------------------------------------------------
 Okay. Thanks a lot.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [153]
--------------------------------------------------------------------------------
 Sure.

--------------------------------------------------------------------------------
Operator   [154]
--------------------------------------------------------------------------------
 Our next question from John Scott of Pilgrim Partners.

--------------------------------------------------------------------------------
 John Scott,  Pilgrim Partners - Analyst   [155]
--------------------------------------------------------------------------------
 Yes. I am a little bit confused in talking to the competitors at the last quarter that they didn't have a seasonal slow down and I see you are extending the buying through April. I just wonder, what is the competitive landscape there and why is a large portion of your sales this year, seems like it is coming on the back half versus the front half. Thank you.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [156]
--------------------------------------------------------------------------------
 Well, the business is seasonal, so I guess if they didn't slow down in the fourth quarter, they just don't have the capacity - -

--------------------------------------------------------------------------------
 John Scott,  Pilgrim Partners - Analyst   [157]
--------------------------------------------------------------------------------
 I am talking about the third quarter after the weather. They didn't have the weather effects.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [158]
--------------------------------------------------------------------------------
 Well, I think a lot of it has to do with how big they are. I can't speak for them, but, but the business, since we have been in it, has been seasonal.

 I'm sorry, and the second part of your question was? Oh, and going back to the early buy? All through the '90s, we did this over a four-month period, because, quite frankly, by the end of March, some parts of the country the weather isn't shiny and there's still precipitation, and the residue of winter is still there, and that seemed to work a whole lot better. And now that we are asking our customers to carry more inventory and do different things, why, they have been urging us to do that for several years, and it seemed to make sense.

--------------------------------------------------------------------------------
 John Scott,  Pilgrim Partners - Analyst   [159]
--------------------------------------------------------------------------------
 Last year 67% of your sales came in the first half, and this year it looks like about 60?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [160]
--------------------------------------------------------------------------------
 Yes, if you go back over the years historically from 92, 58 to 62% at the high end of our sales are in the first half. Last year was an anomaly, quite frankly, with 68%, and I think it goes back to we had a strong, very strong first quarter and then a good second quarter, and I think then we were plagued the rest of the year with weather and, quite frankly, we didn't have the product offering that maybe we should have.

--------------------------------------------------------------------------------
 John Scott,  Pilgrim Partners - Analyst   [161]
--------------------------------------------------------------------------------
 Okay. Thank you.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [162]
--------------------------------------------------------------------------------
 Sure.

--------------------------------------------------------------------------------
Operator   [163]
--------------------------------------------------------------------------------
 Our next question from Ryan Thibodeaux of Maple Leaf Partners.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [164]
--------------------------------------------------------------------------------
 Good morning, guys.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [165]
--------------------------------------------------------------------------------
 Good morning.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [166]
--------------------------------------------------------------------------------
 Could you talk about the decision to kind of change the inventory policy with kind of holding more rather than having your customers hold it?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [167]
--------------------------------------------------------------------------------
 Well, I think looking at what went on last year and a couple of customers in particular, having a need from a business perspective that carries less inventory. But even beyond that, I think that got us starting to think about. Beyond that, the recognition that we have, we have 2x6, which other people don't have. We have 2x4, that's a strength. We ought to go make it a strength. So we have a lot more pieces and parts. We have 1x6. We have 1x8. We have 1x12. We have rail system configurations.

 We were asking our customers to do a great deal, and I think we came to the conclusion that as we grow, it's going to be more and more important that all these things, they are important to have, we believe the colors and the profiles are, and the two types of deck boards, and there may be more deck boards going forward. It's going to be more and more difficult for them, if for no other reason, forget the working capital part for a minute, from a space consideration, especially when you get down at retail. And so we are going to have to become more efficient, and we are going to have to carry more inventory, and we are going to have to have better systems to track what it is we are selling and what is moving in different parts of the country and what we ought to make. And so I think that's been a shift in our thinking and I think it came at the right time. It's, I believe, something we have to do to continue to be a good supplier.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [168]
--------------------------------------------------------------------------------
 Okay. More of a volume basis rather than dollar basis. Is it still proportionally about the same dollar difference year over year?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [169]
--------------------------------------------------------------------------------
 Our volume is going up.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [170]
--------------------------------------------------------------------------------
 I'm sorry, as far as the volume in inventory?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [171]
--------------------------------------------------------------------------------
 No. Because of the accent product, your volume is 85. Inventory. Are you talking about inventory or sales?

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [172]
--------------------------------------------------------------------------------
 Inventory. Like the volume in inventory at the end of the year versus the volume and inventory at the end of last year. Just trying to see - -

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [173]
--------------------------------------------------------------------------------
 Yes. Yes, it would be similar in terms of inventory, right.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [174]
--------------------------------------------------------------------------------
 So there's no capacity constraint on your part for holding?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [175]
--------------------------------------------------------------------------------
 No.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [176]
--------------------------------------------------------------------------------
 That much more inventory?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [177]
--------------------------------------------------------------------------------
 No. Not at all.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [178]
--------------------------------------------------------------------------------
 So there's no need for additional warehousing and what not?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [179]
--------------------------------------------------------------------------------
 No, the only additional warehousing for inventories and what not would be on the finished side.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [180]
--------------------------------------------------------------------------------
 Finished goods are outside, under bundle wrap.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [181]
--------------------------------------------------------------------------------
 And is there any additional financing needs because of the higher inventory carrying throughout the year?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [182]
--------------------------------------------------------------------------------
 No, no.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [183]
--------------------------------------------------------------------------------
 Okay. And then just kind of going to the SG&A for the year. What do you anticipate the linearity being over the next four quarters to get to that, 24% of the projected sales? I mean, is it more, is it a higher percent of sales in the first two quarters or is that kind of flow?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [184]
--------------------------------------------------------------------------------
 I think you are going to see that it's a similar flow.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [185]
--------------------------------------------------------------------------------
 It will be a flow, same pattern.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [186]
--------------------------------------------------------------------------------
 Same pattern. Remember, branding is the largest component of SG&A and that is weighted between the margin in the June time frame. Obviously it tails off significantly in the fourth quarter.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [187]
--------------------------------------------------------------------------------
 Same as last year then?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [188]
--------------------------------------------------------------------------------
 Yes. I think we will see the same pattern.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [189]
--------------------------------------------------------------------------------
 What is the tax rate you are estimating?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [190]
--------------------------------------------------------------------------------
 37%.

--------------------------------------------------------------------------------
 Ryan Thibodeaux,  Maple Leaf Partners - Analyst   [191]
--------------------------------------------------------------------------------
 37. Okay, great, thank you.

--------------------------------------------------------------------------------
Operator   [192]
--------------------------------------------------------------------------------
 Our next question from Justin Boisseau of Gates Capital.

--------------------------------------------------------------------------------
 Justin Boisseau,  Gates Capital - Analyst   [193]
--------------------------------------------------------------------------------
 Hi, thanks, all my questions have been answered.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [194]
--------------------------------------------------------------------------------
 Good.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [195]
--------------------------------------------------------------------------------
 Okay.

--------------------------------------------------------------------------------
Operator   [196]
--------------------------------------------------------------------------------
 Once again, ladies and gentlemen, as a reminder, to register for a question, please press star, then the number 1 on your telephone?

 Our next question is a follow-up from Keith Hughes of Robinson Humphrey.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [197]
--------------------------------------------------------------------------------
 Follow up to my last question. You said Accents are higher cost to produce. What makes it higher cost?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [198]
--------------------------------------------------------------------------------
 The embossing operation to the grain pattern.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [199]
--------------------------------------------------------------------------------
 Additional machining.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [200]
--------------------------------------------------------------------------------
 Additional machining. Okay.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [201]
--------------------------------------------------------------------------------
 And there's labor involved with that operation.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [202]
--------------------------------------------------------------------------------
 I know you are not going to say specifically, but just in general terms, if you compare Accents to some of your historical products, how much, at the price we are going to be selling in the first four-months, how much lower is the overall margin on that product?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [203]
--------------------------------------------------------------------------------
 It's similar.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [204]
--------------------------------------------------------------------------------
 Similar? But as you said in your earlier comment, there will be a little bit of compression on the per foot basis of the stuff you sell, correct?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [205]
--------------------------------------------------------------------------------
 Accents versus Origins?

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [206]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [207]
--------------------------------------------------------------------------------
 No.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [208]
--------------------------------------------------------------------------------
 Or versus, let's say, a couple of years ago, along those lines.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [209]
--------------------------------------------------------------------------------
 Well, I think what we talked about in the first quarter, some of the new product formulations in Origins and Accents versus the previous historic product. That's not Accents.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [210]
--------------------------------------------------------------------------------
 We are margin indifferent on what product we sell in terms of Origins or Accents.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [211]
--------------------------------------------------------------------------------
 Okay. But we are getting a little more aggressive on price here in the first, as you said, four-months of the year to get this placed in the channel?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [212]
--------------------------------------------------------------------------------
 Correct.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [213]
--------------------------------------------------------------------------------
 So that's going to cause a little bit of compression.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [214]
--------------------------------------------------------------------------------
 Yes, it does, but.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [215]
--------------------------------------------------------------------------------
 But you expect that to come through, what, as the year progresses?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [216]
--------------------------------------------------------------------------------
 Well, going forward, we are looking for the raw material prices to go down. We have already seen gains in our manufacturing process in terms of efficiencies that historically we have been very good at. And those are going to bring the margin back.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [217]
--------------------------------------------------------------------------------
 It would be on the cost side, not on the price side.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [218]
--------------------------------------------------------------------------------
 Yes. It's on the cost side. Okay.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [219]
--------------------------------------------------------------------------------
 That's right, Keith.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [220]
--------------------------------------------------------------------------------
 All right. Thank you.

--------------------------------------------------------------------------------
Operator   [221]
--------------------------------------------------------------------------------
 Our next question is from Brett Hendrickson of Bonanza Capital.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [222]
--------------------------------------------------------------------------------
 Hey, good morning, guys.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [223]
--------------------------------------------------------------------------------
 Good morning.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [224]
--------------------------------------------------------------------------------
 You mentioned that some of the Origins inventory you can just emboss it and convert it to Accent? But I was under the impression that the accent process was also a little lighter, just as strong but a little lighter for the contractor to work with?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [225]
--------------------------------------------------------------------------------
 No, no, that's not the case.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [226]
--------------------------------------------------------------------------------
 Okay, I was told that by a dealer. Okay.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [227]
--------------------------------------------------------------------------------
 It is different from the product. Both products are different from the product we sold last year.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [228]
--------------------------------------------------------------------------------
 Okay.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [229]
--------------------------------------------------------------------------------
 For the year before.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [230]
--------------------------------------------------------------------------------
 Okay. And I, the gentleman from BB&T asked you about your poly costs being about 19, and I missed the answer. Is that where they are running right now?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [231]
--------------------------------------------------------------------------------
 No. My answer was they peaked in the second quarter around 20 cents, and they are down roughly 10%. We exited the year 10% lower than that peak.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [232]
--------------------------------------------------------------------------------
 10% lower?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [233]
--------------------------------------------------------------------------------
 18, yes, down in the 18 cent range.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [234]
--------------------------------------------------------------------------------
 Okay. So 18. And then if you said it, missed it. But I think you gave Q1 guidance for EPS?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [235]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [236]
--------------------------------------------------------------------------------
 55 to 57 with a 73 to $75 million in revenue.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [237]
--------------------------------------------------------------------------------
 I'm sorry 73 to 75 on the top line.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [238]
--------------------------------------------------------------------------------
 Bottom line is 55 to 57 cents per share.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [239]
--------------------------------------------------------------------------------
 Okay, and then just one last thing you might have said, I apologize. The price difference for Accents, is it 12 to 15% higher than the Origin?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [240]
--------------------------------------------------------------------------------
 10 to 12.

--------------------------------------------------------------------------------
 Brett Hendrickson,  Bonanza Capital - Analyst   [241]
--------------------------------------------------------------------------------
 10 to 12. Okay, thanks, guys.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [242]
--------------------------------------------------------------------------------
 You are welcome.

--------------------------------------------------------------------------------
Operator   [243]
--------------------------------------------------------------------------------
 Our next question from Scott Medagrano of Fort Point Capital.

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [244]
--------------------------------------------------------------------------------
 Good morning, guys. A couple of quick questions. Do we have to worry at some point about any type of reserve for inventory on obsolescence?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [245]
--------------------------------------------------------------------------------
 No. Anything we made, we were very careful about anything went into inventory had a useful life.

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [246]
--------------------------------------------------------------------------------
 Okay. You currently don't have a reserve for that, correct?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [247]
--------------------------------------------------------------------------------
 No. Nor have we had an experience where we had to write off inventory.

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [248]
--------------------------------------------------------------------------------
 Okay.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [249]
--------------------------------------------------------------------------------
 But, from a very, very minor standpoint, if the product isn't stored properly or, you know, left uncovered so part of it weathers and part of it doesn't, we might grind up a unit here and there, but that's minuscule. I mean, you can't even measure losses and no obsolescence.

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [250]
--------------------------------------------------------------------------------
 Secondly, the gentleman before mentioned raw material costs coming down in poly pricing. I was curious if you could give us a little more detail how you are trying to drive polyethylene prices down. If you are trying to procure from different suppliers?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [251]
--------------------------------------------------------------------------------
 Well, we can't affect the price of crude or ethylene of gas, so we are not working on that. It's really more going to places where the material hasn't been collected or we haven't participated in the market that's doing it, and actually it is taking streams, well, our wash plants are going to run at higher rates, so that helps, because the costs coming out of those facilities is better than the pry-priced spread out in the marketplace. Also, quite frankly, we are taking streams and processing them that we haven't taken before.

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [252]
--------------------------------------------------------------------------------
 Okay. Last question is, I think someone might have asked this before but I didn't catch the answers. What was the interest capitalization this quarter?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [253]
--------------------------------------------------------------------------------
 In the quarter?

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [254]
--------------------------------------------------------------------------------
 Yes.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [255]
--------------------------------------------------------------------------------
 It was about $1 million for the year and the quarter was 250.

--------------------------------------------------------------------------------
 Scott Medagrano,  Fort Point Capital - Analyst   [256]
--------------------------------------------------------------------------------
 Okay. Thank you, guys.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [257]
--------------------------------------------------------------------------------
 You are welcome.

--------------------------------------------------------------------------------
Operator   [258]
--------------------------------------------------------------------------------
 Our next question is a follow-up from Mike Marianacci from Ragnarok Capital.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [259]
--------------------------------------------------------------------------------
 Well, I didn't think that you had answered that but you now did. Another quick one, D&A for '04, where do you peg that?

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [260]
--------------------------------------------------------------------------------
 13.5.

--------------------------------------------------------------------------------
 Mike Marianacci,  Ragnarok Capital - Analyst   [261]
--------------------------------------------------------------------------------
 Thanks very much. That's all I needed.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [262]
--------------------------------------------------------------------------------
 You are welcome.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [263]
--------------------------------------------------------------------------------
 Or next question from Keith Hughes of Robinson Humphrey. Yes, this is my last one. Have you seen anything from your competitors in the back half of the year, getting real aggressive with pricing, moving with Accents, any view of the competitive landscape would help?

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [264]
--------------------------------------------------------------------------------
 I think it is all over the lot depending on where you are and who you are talking about. So I can't active you any kind of trend information. We have had some indications, and I don't know how good this intelligence is, that people that are wed to virgin or near virgin resin are starting to feel the pinch with resurgence in price of polyethylene resin. So, actually, there is some conversation about some people having to go up in price.

--------------------------------------------------------------------------------
 Keith Hughes,  Sun Trust Robinson Humphrey - Analyst   [265]
--------------------------------------------------------------------------------
 Okay. That's it. Thank you.

--------------------------------------------------------------------------------
 Bob Matheny,  Trex Company, Inc. - Director, Chairman and CEO   [266]
--------------------------------------------------------------------------------
 Sure.

--------------------------------------------------------------------------------
Operator   [267]
--------------------------------------------------------------------------------
 There are no further questions at this time. Please proceed with your presentation or any closing remarks.

--------------------------------------------------------------------------------
 Paul Fletcher,  Trex Company, Inc. - SVP and CFO   [268]
--------------------------------------------------------------------------------
 Thank you. In conclusion, 2003 was a good year, and it ended on a high note. We have new products coming into 2004 that are now in distribution as a result of a good early buy program and great cooperation from our channel partners. We have more products and accessories than anyone else and the means to get them to the consumer. And for the consumer, this means that they can create their space in various shapes and forms all with Trex. We are looking for a very strong year in 2004 with top and bottom line growth in excess of 25%.

 Thank you very much very much for your participation.

--------------------------------------------------------------------------------
Operator   [269]
--------------------------------------------------------------------------------
 Ladies and gentlemen, that concludes your conference call for today. We thank you for your participation and ask that you please disconnect your line.





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